Exhibit 99

                                CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350
           ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of Hallmark Financial Services, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), and pursuant to 18 U.S.C. 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify as follows:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



       Dated:  March 27, 2003   /s/ Mark E. Schwarz
                                ----------------------------------------
                                Mark E. Schwarz, Chief Executive Officer



       Dated:  March 27, 2003   /s/ Scott K. Billings
                                ------------------------------------------
                                Scott K. Billings, Chief Financial Officer



       [A signed original of this written statement required by
       Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request]